Exhibit 99.3

EXECUTION VERSION

SUBSIDIARY GUARANTY

This SUBSIDIARY GUARANTY is entered into as of May 21, 2009 by the undersigned (each a “Guarantor”, and together with any future Subsidiaries executing this Guaranty, being collectively referred to herein as “Guarantors”) in favor of and for the benefit of DEUTSCHE BANK TRUST COMPANY AMERICAS, as agent for and representative of (in such capacity herein called “Guarantied Party”) the financial institutions (“Lenders”) party to the Credit Agreement referred to below and any Swap Counterparties (as hereinafter defined).

RECITALS

A.            Hexcel Corporation, a Delaware corporation (“Company”), has entered into that certain Credit Agreement dated as of May 21, 2009 with Lenders party thereto from time to time, Banc of America Securities LLC, as syndication agent for Lenders, as a joint book manager and as a joint lead arranger, Deutsche Bank Securities Inc., as a joint book manager and as a joint lead arranger, HSBC Bank USA, National Association, as a documentation agent, RBS Citizens, N.A., as a documentation agent, Toronto Dominion (New York) LLC, as a documentation agent, and Guarantied Party, as Administrative Agent for Lenders (said Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

B.            Company or a Subsidiary of Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements or Currency Agreements (collectively, the “Lender Swap Agreements”) with one or more Persons that are Lenders or Affiliates of Lenders at the time such Lender Swap Agreements are entered into (in such capacity, collectively, “Swap Counterparties”) in accordance with the terms of the Credit Agreement, and it is desired that the payment obligations of Company or a Subsidiary of Company under the Lender Swap Agreements, including without limitation the obligation of Company or a Subsidiary of Company to make payments thereunder in the event of early termination thereof, together with all obligations of Company under the Credit Agreement and the other Loan Documents, be guarantied hereunder.

C.            Guarantied Party, Lenders and each Swap Counterparty for which Guarantied Party has received the notice required by Section 15 hereof are sometimes referred to herein as “Beneficiaries”.

D.            The Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantors (which benefits are hereby acknowledged).

E.             It is a condition precedent to the making of the initial Loans under the Credit Agreement that Company’s obligations thereunder be guarantied by Guarantors.

F.             Guarantors are willing irrevocably and unconditionally to guaranty such obligations of Company.

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders and Guarantied Party to enter into the Credit Agreement and to make Loans and other extensions of credit thereunder and to induce Swap Counterparties to enter into the Lender Swap Agreements, Guarantors hereby agree as follows:

1.             Guaranty.              (a) Guarantors jointly and severally irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code).  The term “Guarantied Obligations” means any and all Obligations of Company and all payment obligations of Company or the applicable Subsidiary of Company under Lender Swap Agreements, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement, the Lender Swap Agreements, this Guaranty and the other Loan Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue such obligations of Company or such Subsidiary of Company or from time to time renew them after they have been satisfied.

Each Guarantor acknowledges that a portion of the Loans may be advanced to it, that Letters of Credit may be issued for the benefit of its business and that the Guarantied Obligations are being incurred for and will inure to its benefit.

Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of each Guarantor and Guarantied Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve Company of any portion of such Guarantied Obligations.

In the event that all or any portion of the Guarantied Obligations is paid by Company, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

Subject to the other provisions of this Section 1, upon the failure of Company to pay any of the Guarantied Obligations when and as the same shall become due, each Guarantor will upon demand pay, or cause to be paid, in cash, to Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to such amounts that have become due.

(b)           Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty and the other Loan Documents shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (x) in respect of intercompany indebtedness to Company or other affiliates of Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (y) under any guaranty of Subordinated Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 1(b), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

(c)           Each Guarantor under this Guaranty desires to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty.  Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty, each such Guarantor or such other guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guarantied Obligations paid to Beneficiaries.

2.             Guaranty Absolute; Continuing Guaranty.  The obligations of each Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations.  In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that:  (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) Guarantied Party may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default under the Credit Agreement or the occurrence of an early termination date or similar termination event under any Lender Swap Agreements notwithstanding the existence of any dispute between Company or the applicable Subsidiary of Company and any Beneficiary with respect to the existence of such event; (c) the obligations of each Guarantor hereunder are independent of the obligations of Company or such Subsidiary of Company under the Loan Documents or the Lender Swap Agreements and the obligations of any other guarantor of obligations of Company or such Subsidiary of Company and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against Company or such Subsidiary of Company or any of such other guarantors and whether or not Company or such Subsidiary of Company is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guarantied Obligations by one or more Guarantors shall in no way limit, affect, modify or abridge the liability of such or any other Guarantor for any portion of the Guarantied Obligations that has not been paid.  This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

3.             Actions by Beneficiaries.  Any Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor’s liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of any Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Guarantied Party or the other Beneficiaries, or any of them, may have against any such security, as Guarantied Party in its discretion may determine consistent with the Credit Agreement, the Lender Swap Agreements and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to Guarantied Party or the other Beneficiaries, or any of them, under the Loan Documents or the Lender Swap Agreements, at law or in equity.

4.             No Discharge.  This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them:  (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Loan Documents, the Lender Swap Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, (c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though Guarantied Party or the other Beneficiaries, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which Company may assert against Guarantied Party or any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of a Guarantor as an obligor in respect of the Guarantied Obligations.

5.             Waivers.  Each Guarantor waives, for the benefit of Beneficiaries:  (a) any right to require Guarantied Party or the other Beneficiaries, as a condition of payment or performance by such Guarantor, to (i) proceed against Company, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in the power of  any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon Guarantied Party’s or any other Beneficiary’s errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, notices of default or early termination under any Lender Swap Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in Sections 3 and 4 and any right to consent to any thereof; and (g) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

6.             Guarantors’ Rights of Subrogation, Contribution, Etc.; Subordination of Other Obligations.  Until the Guarantied Obligations (other than Unasserted Obligations) shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, each Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Company or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Company with respect to the Guarantied

Obligations, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary and (b) any right of contribution with respect to the Guarantied Obligations that such Guarantor now has or may hereafter have against any other guarantor of any of the Guarantied Obligations.  Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights of subrogation, reimbursement or indemnification such Guarantor may have against Company or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Guarantied Party or the other Beneficiaries may have against Company, to all right, title and interest Guarantied Party or the other Beneficiaries may have in any such collateral or security, and to any right Guarantied Party or the other Beneficiaries may have against such other guarantor.

Any indebtedness of Company to a Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing, and any amount paid to a Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, shall be held in trust for Guarantied Party on behalf of  Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of  Beneficiaries to be credited and applied against the Guarantied Obligations.

7.             Expenses.  Guarantors jointly and severally agree to pay, or cause to be paid, on demand, and to save Guarantied Party and the other Beneficiaries harmless against liability for, (i) any and all costs and expenses (including reasonable fees, costs of settlement, and disbursements of counsel) incurred or expended by Guarantied Party or any other Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty and (ii) any and all costs and expenses (including those arising from rights of indemnification) required to be paid by Guarantors under the provisions of any other Loan Document.

8.             Financial Condition of Company.  No Beneficiary shall have any obligation, and each Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with such Guarantor its assessment, or such Guarantor’s assessment, of the financial condition of Company or any matter or fact relating to the business, operations or condition of Company.  Each Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company or the applicable Subsidiary of Company and their respective and their respective abilities to perform their respective obligations under the Loan Documents and the Lender Swap Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.

9.             Set Off.  Upon the occurrence and during the continuation of an Event of Default, in addition to any other rights any Beneficiary may have under applicable law, if any amount shall at any time be due and owing by a Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time, without notice to any

Person other than Administrative Agent (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to a Guarantor or for the credit or the account of such Guarantor against and on account of the Guarantied Obligations and liabilities of such Guarantor to any Beneficiary under this Guaranty.

10.          Amendments and Waivers.  No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party and, in the case of any such amendment or modification, Guarantors.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

11.          Miscellaneous.  It is not necessary for Beneficiaries to inquire into the capacity or powers of any Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the Loan Documents or the Lender Swap Agreements or any agreement between one or more Guarantors and one or more Beneficiaries or between Company and one or more Beneficiaries.  Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTORS, GUARANTIED PARTY AND THE OTHER BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and permitted assigns under the Credit Agreement or Lender Swap Agreement, as the case may be.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR OR GUARANTIED PARTY ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT

JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY GUARANTIED PARTY AND EACH GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY.  Guarantied Party and each Guarantor agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address set forth below its signature hereto, such service being acknowledged by such party to be sufficient for personal jurisdiction in any action against such party in any such court and to be otherwise effective and binding service in every respect.  Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any party hereto or any Beneficiary to bring proceedings against such other party hereto or any Beneficiary in the courts of any other jurisdiction.

EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, GUARANTIED PARTY EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY DEALINGS BETWEEN THEM RELATED HERETO.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, GUARANTIED PARTY EACH (I) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR SUCH GUARANTOR AND GUARANTIED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT SUCH GUARANTOR AND GUARANTIED PARTY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY OR ACCEPTING THE BENEFITS THEREOF, AS THE CASE MAY BE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS, AND (II) FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS PROVISION AND EXECUTED BY GUARANTIED PARTY AND EACH GUARANTOR), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY.  In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

12.          Additional Guarantors.  The initial Guarantor(s) hereunder shall be such of the Subsidiaries of Company as are signatories hereto on the date hereof.  From time to time subsequent to the date hereof, Subsidiaries of Company may become parties hereto, as additional

Guarantors (each an “Additional Guarantor”), by executing a counterpart to this Guaranty substantially in the form attached as Exhibit A (a “Counterpart”).  Upon delivery of any such Counterpart to Guarantied Party, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof.  Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Guarantied Party not to cause any Subsidiary of Company to become an Additional Guarantor hereunder.  This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

13.          Counterparts; Effectiveness.  This Guaranty and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered, including by facsimile, shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  This Guaranty shall become effective upon the execution of a counterpart hereof by each of the parties hereto as of the date hereof and receipt by each Guarantor and the Guarantied Party of written or telephonic notification of such execution and authorization of delivery thereof.

14.          Guarantied Party as Agent.

(a)           Guarantied Party has been appointed to act as Guarantied Party hereunder by Lenders.  Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement; provided that Guarantied Party shall exercise, or refrain from exercising, any remedies under or with respect to this Guaranty in accordance with the instructions of (i) Requisite Lenders, or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents (other than Unasserted Obligations), the cancellation or expiration of all Letters of Credit and the termination of the Commitments, the holders of a majority of the aggregate amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under Lender Swap Agreements (including Lender Swap Agreements that have been terminated) (Requisite Lenders or, if applicable, such holders being referred to herein as “Requisite Obligees”).

(b)           Guarantied Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement.  Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Guarantied Party under this Guaranty; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty.  Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Guarantied

Party under this Guaranty, and the retiring Guarantied Party under this Guaranty shall promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring Guarantied Party shall be discharged from its duties and obligations under this Guaranty.  After any retiring Guarantied Party’s resignation hereunder as Guarantied Party, the provisions of this Guaranty shall inure to its benefits as to any actions taken or omitted to be taken by it under this Guaranty while it was Guarantied Party hereunder.

15.          Notice of Lender Swap Agreements.  Guarantied Party shall not be deemed to have any duty whatsoever with respect to any Swap Counterparty until it shall have received written notice in form and substance satisfactory to Guarantied Party from Company, a Guarantor or the Swap Counterparty as to the existence and terms of the applicable Lender Swap Agreement.

16.          Termination and Discharge.

(a)           Upon the latest of (i) payment in full in cash of the Guarantied Obligations (other than in respect of any and all Unasserted Obligations) then owing to the Guarantied Party or any other Person (including without limitation, any other Beneficiary), (ii) the Revolving Loan Commitment Termination Date, to the extent that there exists Revolving Loan Exposure, (iii) the Tranche B Term Loan Maturity Date, to the extent that there exists Term Loan Exposure, (iv) the termination or expiration of all Letters of Credit and (v) the cancellation or termination of all Commitments, this Guaranty shall immediately and automatically terminate, and the obligations (other than in respect of any and all Unasserted Obligations) of the Guarantors hereunder with respect to the Guarantied Party and any other Person (including without limitation, any Beneficiary) shall automatically be discharged and released, in each case, without any further action by the Guarantied Party or any other such Person.

(b)           While the Credit Agreement is in effect, if (A) all or a majority of the stock of a Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms of the Loan Documents or (B) a Guarantor shall liquidate or dissolve in accordance with the terms of the Loan Documents, then, in each case the obligations of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by the Guarantied Party or any other Person (including any other Beneficiary) effective as of the time of such sale, merger, liquidation or dissolution.

(c)           Upon any termination of the Guaranty or any discharge and release of a Guarantor’s obligations hereunder, in each case as described in subsections (a) and (b) of this Section 16, the Guarantied Party will, at the applicable Guarantor’s expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination, discharge or release.

IN WITNESS WHEREOF, each Guarantor and Guarantied Party have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HEXCEL REINFORCEMENTS HOLDING CORP.

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	President and Treasurer

Address:	c/o Hexcel Corporation
Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901
Attn: Wayne C. Pensky, Senior Vice
President and Chief Financial Officer

HEXCEL REINFORCEMENTS CORP.

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	President

Address:	c/o Hexcel Corporation
Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901
Attn: Wayne C. Pensky, Senior Vice
President and Chief Financial Officer

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent, as Guarantied Party
By:	/s/ Omayra Laucella
Title:	Vice President

By:	/s/ Erin Morrissey
Title:	Vice President

Address:
60 Wall Street
MS NYC60-4305
New York, NY 10005-2858
Attn: Omayra Laucella
Fax: (212) 797-5690

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